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                                                           EXHIBIT EX-99.g.1.iii

ATTACHMENT A

                                    JPMorgan
                               Securities Lending
                                  THE UBS FUNDS
                             APPROVED U.S. BORROWERS

BORROWER NAME                                          APPROVED CREDIT LIMIT ($)
-------------                                          -------------------------
ABN AMRO Inc.                                                 100,000,000
Barclays Capital, Inc.                                        100,000,000
Bear Stearns & Co.                                            500,000,000
BNP Paribas Securities Corp.                                  100,000,000
CIBC World Markets Corp.                                      100,000,000
Citigroup Global Markets Inc.                                 300,000,000
Credit Suisse First Boston Corp.                              100,000,000
Deutsche Bank Securities Inc.                                 500,000,000
Dresdner Kleinwort Wasserstein Securities LLC                 200,000,000
Goldman Sachs & Co.                                           800,000,000
ING Financial Markets LLC                                     100,000,000
J.P. Morgan Securities, Inc.                                  100,000,000
JPMorgan Chase Bank, N.A.                                     100,000,000
Lehman Brothers, Inc.                                         800,000,000
Merrill Lynch Pierce Fenner & Smith Inc.                      200,000,000
Morgan Stanley & Co., Inc. *                                  800,000,000
Morgan Stanley Securities Services, Inc. *                    800,000,000
Nomura Securities International, Inc.                         300,000,000
Paloma Securities LLC                                         100,000,000
Pershing LLC                                                  100,000,000
Raymond James & Associates, Inc.                               50,000,000
SG Americas Securities LLC                                    100,000,000

*    Limit of $800,000,000 is to be shared between both entities.